UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2026

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Dividend Rate on Variable Rate Series A Perpetual Stretch Preferred Stock

On September 30, 2026, Strategy Inc (the “Company”) announced that it will maintain the regular dividend rate per annum on the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock (“STRC”) effective for semi-monthly periods commencing on or after October 16, 2026 at 12.00%. The Company announced this rate via its website, www.strategy.com/strc. Such rate shall have no effect on any previously declared but unpaid dividends on STRC. As previously announced, management will recommend to the board of directors that the Company maintain STRC’s regular dividend rate per annum at 12.00% until STRC has demonstrated sustained, healthy trading near $100 per share.

Cash Dividend Declaration

On September 30, 2026, the Company’s board of directors declared semi-monthly cash dividends on STRC, payable on October 31, 2026 to stockholders of record as of 5:00 p.m., New York City time on October 15, 2026, and, unless the Contingent Dividend Condition is met, as described further below, payable on November 15, 2026 to stockholders of record as of 5:00 p.m., New York City time on October 31, 2026, as summarized in the table below.

Preferred Stock	Ticker	Period	Cash Dividend Per Share
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	Semi-monthly period ending October 31, 2026	$0.50(1)
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	Semi-monthly period ending November 15, 2026	$0.50(1)(2)
(1)
The cash dividend declared on STRC for each semi-monthly period represents a per annum dividend rate of 12.00%.
(2)
The dividend payable on November 15, 2026 is payable unless the Daily Dividend Amendments do not pass or the Second A&R STRC CoD is not timely filed, as described further below. See “Conditional Dividends”.

Conditional Dividends

As previously announced, the Company has scheduled a special meeting of stockholders to be held on October 28, 2026 at 10:00 a.m. Eastern time (including any adjournment or postponement thereof, the “Special Meeting”), to consider a proposal to amend and restate the certificates of designations governing STRC (the “Second A&R STRC CoD”) and certain of the Company’s other series of preferred stock to provide for a regular dividend record date on each calendar day, with the related dividend, if declared, payable on the next following business day (the “Daily Dividend Amendments”).

The dividend on STRC payable on November 15, 2026 to stockholders of record as of 5:00 p.m., New York City time on October 31, 2026 (the “November 15 Dividend”) will be payable, unless both of the following events occur (the “Contingent Dividend Condition”):

(a)
the Daily Dividend Amendments have been approved by the Company’s stockholders at the Special Meeting at or prior to 5:00 p.m., New York City time, on October 31, 2026; and
(b)
the Second A&R STRC CoD has been filed and become effective at or prior to 12:01 a.m., Eastern time, on November 1, 2026.

If the Contingent Dividend Condition is satisfied, i.e., both the Daily Dividend Amendment passes and the Second A&R STRC CoD is timely filed, then the November 15 Dividend will not be payable. Instead, subject to approval by the Company’s board of directors, on or about October 15, 2026, the Company intends to declare, conditioned upon the satisfaction of the Contingent Dividend Condition, regular dividends with record dates of each calendar day for the month of November 2026, commencing on November 1, 2026 and payable on each subsequent business day. Pursuant to the Second A&R STRC CoD, the annual dividend rate applicable to such daily dividends would be 12.00%. The dividend on STRC payable on October 31, 2026 to stockholders of record as of 5:00 p.m., New York City time on October 15, 2026 is not subject to the Contingent Dividend Condition occurring or not.

Expected Tax Treatment

As of October 1, 2026, the Company expects that the dividends payable on October 31, 2026, and, if payable, November 15, 2026, will be characterized as non-taxable returns of capital to the extent of a shareholder’s tax basis in their STRC for U.S. federal income tax purposes. Special tax considerations may apply to certain taxpayers based on their specific circumstances. Shareholders should consult their own tax advisors regarding the U.S. federal, state, local, and any non-U.S. tax consequences to them in connection with the receipt of distributions.

Item 7.01 Regulation FD Disclosure.

Strategy Dashboard

The Company also maintains a dashboard on its website (www.strategy.com) as a disclosure channel for providing broad, non-exclusionary distribution of information regarding the Company to the public, including information regarding market prices of its outstanding securities, bitcoin purchases and holdings, certain KPI metrics and other supplemental information, and as one means of disclosing non-public information in compliance with its disclosure obligations under Regulation FD. Investors and others are encouraged to regularly review the information that the Company makes public via the website dashboard.

Furnished Information

The information disclosed pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Additional Information and Where You Can Find It

The Company has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting. The Company also intends to file a definitive proxy statement with the SEC for the Special Meeting. Promptly after filing the definitive proxy statement, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting. Investors and securityholders are urged to read these documents, including the definitive proxy statement (and any amendments or supplements thereto), when they become available because they contain important information. You may obtain these documents (when they become available) free of charge on the SEC’s website (www.sec.gov) or at the Company’s website (www.strategy.com) or by contacting the Company’s Investor Relations team by email (ir@strategy.com). No proxy cards are being furnished by this communication. Stockholders may vote their shares only by following the voting instructions set forth in the definitive proxy statement.

Participant Information

The Company and its directors and executive officers may be deemed to be “participants” (as defined in Section 14(a) of the Exchange Act) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Special Meeting. Information about the compensation of the Company’s named executive officers and non-employee directors is set forth in the sections titled “Executive Officer Compensation” and “Director Compensation,” respectively, in the definitive proxy statement for the Company’s 2026 Annual Meeting of Stockholders filed with the SEC on April 28, 2026, available here. Information regarding the participants’ holdings of the Company’s securities and their direct or indirect interests, by security holdings or otherwise, can be found in the sections titled “Security Ownership of Certain Beneficial Owners and Management” and “Interests of Directors and Executive Officers” in the preliminary proxy statement for the Special Meeting filed with the SEC on September 25, 2026, available here.

Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the tax-deferred return of capital treatment of dividends on the Company’s preferred stock, including the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock, the declaration and payment of the dividends described in this Current Report on Form 8-K, including the satisfaction of the Contingent Dividend Condition, the expected commencement of daily dividends on STRC, and the Special Meeting and the Daily Dividend Amendments. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to the Company’s future results of operations, its expectation regarding the tax-deferred return of capital treatment of dividends on the Company's preferred stock, fluctuations in tax benefits or provisions, the outcome of the Special Meeting, the filing and effectiveness of the Second A&R STRC CoD, assumptions underlying the Company’s projections, and the other factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 3, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2026	Strategy Inc (Registrant)

	By:	/s/ Thomas C. Chow
	Name:	Thomas C. Chow
	Title:	Executive Vice President & General Counsel